SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2004

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

      MARSHALL ISLANDS                 000-14135               52-2098714
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


             ONE STATION PLACE, STAMFORD,                          06902
                    CONNECTICUT                                 (Zip Code)
       (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures


On November 29, 2004, OMI Corporation (the "Company") issued a press release announcing earnings guidance for the fourth quarter of 2004. The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on November 29, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 29, 2004            By:   /s/ Craig H. Stevenson, Jr.
      -----------------                  ---------------------------
                                         Craig H. Stevenson, Jr. Chairman
                                         of the Board and Chief Executive
                                         Officer


Date:  November 29, 2004           By:   /s/ Kathleen C. Haines
       -----------------                 --------------------------
                                         Kathleen C. Haines
                                         Senior Vice President, Chief
                                         Financial Officer and Treasurer
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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
  -----------    -----------

   99          Press Release issued by the Company on November 29, 2004.